UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                  ------------------------

                                          FORM 8-K

                                       CURRENT REPORT

                           Pursuant to Section 13 Or 15(d) of the
                              Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 12, 2004
                                                 -------------------------


                     ENERGY CONVERSION DEVICES, INC.
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(Exact Name of Registrant as Specified in Charter)


    Delaware                       1-8403                38-1749884
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(State or Other Jurisdiction      (Commission          (IRS Employer
 of Incorporation)                 File Number)         Identification No.)


 2956 Waterview Drive, Rochester Hills, MI                      48309
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code    (248) 293-0440
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         (Former name or former address, if changed since last report)

      Energy Conversion Devices, Inc., a Delaware corporation, submits the following report on Form 8-K.

Item 5.   Other Events
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      On August 12, 2004, Energy Conversion Devices, Inc. (ECD) announced a strategic business restructuring to focus on accelerating the commercialization of its products.

Exhibit Index
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      99.1 Press Release issued by ECD announcing a strategic business restructuring to focus on accelerating the commercialization of its products.

                                  SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934,
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               ENERGY CONVERSION DEVICES, INC.

                               By:  /s/ Stephan W. Zumsteg
                                    -------------------------------------
                                    Vice President and Chief Financial Officer



Date: August 12, 2004